SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               November 19, 1999


                             FIRST M&F CORPORATION
                ------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



          MISSISSIPPI                    No. 0-9424         No. 64-0636653
--------------------------------------   ----------------   ------------------
(State or other jurisdiction of          (Commission        (IRS employer
       incorporation)                    File Number)       Identification No.)


         221 Washington Street
         Kosciusko, Mississippi                                    39090
-------------------------------------------------         --------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121


                                 Not applicable
                                 --------------
          (Registrant's former address of principal executive offices)

Item 2. Acquisition or Disposition of Assets.

     Effective November 19, 1999, Community Federal Bancorp, Inc., a Delaware corporation ("Community Federal"), merged (the "Merger") with and into First M&F Corporation, a Mississippi corporation (the "Registrant"), pursuant to an Agreement and Plan of Merger, dated as of July 8, 1999 among the Registrant and Community Federal (the "Merger Agreement"). Pursuant to the Merger Agreement, each share of common stock of Community Federal was converted into the right to receive .2855 shares of common stock of the First M&F and $8.8457 in cash. The Merger Agreement is incorporated by reference to the Current Report on Form 8-K of the Registrant filed with the Securities and ExchangeCommission on July 14, 1999.

     The Registrant's Registration Statement on Form S-4 (Registration No. 333-85763), which was declared effective by the Securities and Exchange Commission on September 9, 1999 (the "Registration Statement"), sets forth certain information regarding the Merger, the Registrant, and Community Federal, including, but not limited to, the date and manner of the Merger, the nature and amount of consideration paid by the Registrant therefor, the method used for determining the amount of such consideration, the nature of any material relationships between Community Federal and the Registrant or any officer or director of the Registrant or any associate of any such officer or director, the nature of Community Federal's business and the Registrant's intended use of the assets acquired in the Merger.

Item 7.  Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

     The financial statements of Community Federal are incorporated by reference to the Registration Statement on Form S-4 of the Registrant (Registration Statement No. 333-85763). (b) Pro Forma Financial Information

     The unaudited pro forma combined condensed financial information is incorporated by reference to the Registration Statement on Form S-4 of the Registrant (Registration Statement No. 333-85763). (c) Exhibits.

          2.1 Agreement and Plan of Merger dated as of July 8, 1999, among First M&F Corporation, Community Federal Bancorp, Inc., Merchants & Farmers Bank, and Community Federal Bank (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Registrant on July 14, 1999 with the Securities and Exchange Commission)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 1999

                                    FIRST M&F CORPORATION


                                        By: /s/ Robert C. Thompason, III
                                            ----------------------------------
                                        Name:    Robert C. Thompson, III
                                        Title:   Treasurer

                                 Exhibit Index

2.1 Agreement and Plan of Merger dated as of July 8, 1999, among First M&F Corporation, Community Federal Bancorp, Inc., Merchants & Farmers Bank, and Community Federal Bank (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Registrant on July 14, 1999 with the Securities and Exchange Commission)